UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 13, 2014

CIFC CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-32551	20-2008622
(Commission File Number)	(I.R.S. Employer Identification No.)

250 Park Avenue, 4th Floor New York, New York	10177
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(212) 624-1200

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Non-Disclosure, Non-Competition, Non-Hiring, Non-Solicitation and Severance Agreements

On June 13, 2014, CIFC Corp. (the “Company”) entered into an Amended and Restated Non-Disclosure, Non-Competition, Non-Hiring, Non-Solicitation and Severance Agreement with Stephen J. Vaccaro (the “Vaccaro Agreement”). On June 13, 2014, the Company also entered into a Non-Disclosure, Non-Competition, Non-Hiring, Non-Solicitation and Severance Agreement with Oliver Wriedt (the “Wriedt Agreement” and, together with the Vaccaro Agreement, the “Executive Agreements”). Stephen J. Vaccaro and Oliver Wriedt are the Company’s Co-Presidents and are referred to as the “Executives.”

The Executive Agreements provide that, upon termination of an Executive’s employment due to death, disability or by the Company without cause, such Executive will be entitled to (a) 12 months of continued base salary payments, (b) an amount equal to the average annual bonus paid to such Executive for the three year period preceding such termination, and (c) compensation for all accrued but unpaid vacation, sick and personal days through the date of such termination. Such payments are conditioned upon such Executive signing a release upon such termination of his employment and his continued compliance with the terms of the restrictive covenants contained in his Executive Agreement. For these purposes, “cause” means (i) the Executive shall have breached in any material respect such Executive’s Executive Agreement; (ii) the Executive’s commission of a felony or violation of any law involving moral turpitude, dishonesty, disloyalty or fraud; (iii) any failure by the Executive to substantially comply with any written rule, regulation, policy or procedure of the Company or its subsidiaries applicable to the Executive, which noncompliance could reasonably be expected to have a material adverse effect on the business of the Company or any subsidiary; (iv) any failure by the Executive to comply with the Company’s or its subsidiaries’ policies with respect to insider trading applicable to the Executive; (v) a willful material misrepresentation at any time by the Executive to any member of the Company’s Board of Directors or any director or superior executive officer of the Company or its subsidiaries; (vi) the Executive’s willful failure or refusal to comply with any of his material obligations under his Executive Agreement or a reasonable and lawful instruction of the Company’s Board of Directors or the person to whom the Executive reports; or (vii) commission by the Executive of any act of fraud or gross negligence in the course of his employment with the Company or any other action by the Executive, in either case that is determined to be materially detrimental to the Company or any of its subsidiaries; provided that, except for any willful or grossly negligent acts or omissions, the commission of any act or omission described in clause (i) or (iii) that is capable of being cured shall not constitute “cause” unless and until the Executive, after written notice from the Company to him specifying the circumstances giving rise to cause under such clause, shall have failed to cure such act or omission to the reasonable satisfaction of the Company within 10 business days after such notice. Each Executive is also subject to non-competition and non-solicitation obligations during his employment with the Company and for a period of one year after the termination of his employment for any reason whatsoever.

The foregoing summary does not purport to be complete and is qualified in its entirety by the full text of the Vaccaro Agreement and the Wriedt Agreement, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively.

Equity Incentive Compensation

On June 13, 2014, pursuant to the CIFC Corp. 2011 Stock Option and Incentive Plan, as amended (the “Plan”), the Company granted to each of the Executives an aggregate of 300,000 Restricted Stock Units, subject to time vesting and other terms and conditions set forth in a Restricted Stock Unit Award Agreement, by and between the Company and Mr. Vaccaro (the “Vaccaro Time-Based RSU Agreement”), and a Restricted Stock Unit Award Agreement, by and between the Company and Mr. Wriedt (the “Wriedt Time-Based RSU Agreement”). In addition, the Company granted to each of the Executives an aggregate of 100,000 Restricted Stock Units (the “Additional RSUs”), subject to the terms and conditions, including the time-based vesting requirements pursuant to which 50% of the Additional RSUs will vest on

January 1, 2015 and the remaining 50% will vest on January 1, 2016, as set forth in a Restricted Stock Unit Award Agreement, by and between the Company and Mr. Vaccaro (the “Vaccaro Additional RSU Agreement”), and a Restricted Stock Unit Award Agreement, by and between the Company and Mr. Wriedt (the “Wriedt Additional RSU Agreement”). The Company also granted to each of the Executives an aggregate of 75,000 Restricted Stock Units, subject to the terms and conditions, including the performance-based requirements, as set forth in a Restricted Stock Unit Award Agreement, by and between the Company and Mr. Vaccaro (the “Vaccaro Performance-Based RSU Agreement”), and a Restricted Stock Unit Award Agreement, by and between the Company and Mr. Wriedt (the “Wriedt Performance-Based RSU Agreement”). Each of the Vaccaro Performance-Based RSU Agreement and the Wriedt Performance-Based RSU Agreement contains an undertaking by the Company to grant to each of Messrs. Wriedt and Vaccaro, on January 1 of each of 2015, 2016, 2017 and 2018, if Messrs. Wriedt and Vaccaro have, respectively, remained in continuous service until that date, 75,000 Restricted Stock Units, which shall vest over a three-year period following grant and shall be contingent on the Company’s satisfaction of the performance hurdles as determined by the Company’s Board of Directors at the time of grant thereof.

On June 13, 2014, pursuant to the Plan, the Company granted to each of the Executives an option (the “Option”) to purchase 100,000 shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), at an exercise price equal to the closing trading price of the Common Stock on the date of grant, subject to three-year time vesting and other terms and conditions set forth in a Stock Option Award Certificate, by and between the Company and Mr. Vaccaro (the “Vaccaro Option Agreement”), and a Stock Option Award Certificate, by and between the Company and Mr. Wriedt (the “Wriedt Option Agreement”). The Company also granted to Mr. Wriedt an option to purchase 200,000 shares of the Common Stock at an exercise price equal to the closing trading price of the Common Stock on the date of grant, subject to four-year time vesting and other terms and conditions as set forth in a Stock Option Award Certificate, by and between the Company and Mr. Wriedt (the “Wriedt Additional Option Agreement”).

The foregoing summary does not purport to be complete and is qualified in its entirety by the full text of the Vaccaro Time-Based RSU Agreement, the Wriedt Time-Based RSU Agreement, the Vaccaro Additional RSU Agreement, the Wriedt Additional RSU Agreement, the Vaccaro Performance-Based RSU Agreement, the Wriedt Performance-Based RSU Agreement, the Vaccaro Option Agreement, the Wriedt Option Agreement and the Wriedt Additional Option Agreement, copies of which are attached hereto as Exhibit 10.3, Exhibit 10.4, Exhibit 10.5, Exhibit 10.6, Exhibit 10.7, Exhibit 10.8, Exhibit 10.9, Exhibit 10.10 and Exhibit 10.11, respectively.

Cash Compensation

On June 13, 2014, the Company increased the annual base salary for each of the Executives to $750,000, such increase effective as of January 1, 2014. In addition, the Company also authorized a one-time cash payment to Mr. Wriedt in an amount equal to $140,000, payable pursuant to the Company’s customary payroll schedule. The Company also authorized a one-time cash payment to Mr. Wriedt in an amount equal to $140,000, effective as of and payable on the same date on which bonuses are paid to the Company’s executive officers with respect to fiscal year 2015.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Non-Disclosure, Non-Competition, Non-Hiring, Non-Solicitation and Severance Agreement, dated June 13, 2014, by and between CIFC Corp. and Stephen J. Vaccaro.

10.2	Non-Disclosure, Non-Competition, Non-Hiring, Non-Solicitation and Severance Agreement, dated June 13, 2014, by and between CIFC Corp. and Oliver Wriedt.

10.3	Restricted Stock Unit Award Agreement, dated June 13, 2014, by and between CIFC Corp. and Stephen J. Vaccaro.

10.4	Restricted Stock Unit Award Agreement, dated June 13, 2014, by and between CIFC Corp. and Oliver Wriedt.

10.5	Restricted Stock Unit Award Agreement, dated June 13, 2014, by and between CIFC Corp. and Stephen J. Vaccaro.

10.6	Restricted Stock Unit Award Agreement, dated June 13, 2014, by and between CIFC Corp. and Oliver Wriedt.

10.7	Restricted Stock Unit Award Agreement, dated June 13, 2014, by and between CIFC Corp. and Stephen J. Vaccaro.

10.8	Restricted Stock Unit Award Agreement, dated June 13, 2014, by and between CIFC Corp. and Oliver Wriedt.

10.9	Stock Option Award Certificate, dated June 13, 2014, by and between CIFC Corp. and Stephen J. Vaccaro.

10.10	Stock Option Award Certificate, dated June 13, 2014, by and between CIFC Corp. and Oliver Wriedt.

10.11	Stock Option Award Certificate, dated June 13, 2014, by and between CIFC Corp. and Oliver Wriedt.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIFC CORP.

Date: June 17, 2014	By:	/s/ Robert C. Milton III
	Name:	Robert C. Milton III
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Non-Disclosure, Non-Competition, Non-Hiring, Non-Solicitation and Severance Agreement, dated June 13, 2014, by and between CIFC Corp. and Stephen J. Vaccaro.

10.2	Non-Disclosure, Non-Competition, Non-Hiring, Non-Solicitation and Severance Agreement, dated June 13, 2014, by and between CIFC Corp. and Oliver Wriedt.

10.3	Restricted Stock Unit Award Agreement, dated June 13, 2014, by and between CIFC Corp. and Stephen J. Vaccaro.

10.4	Restricted Stock Unit Award Agreement, dated June 13, 2014, by and between CIFC Corp. and Oliver Wriedt.

10.5	Restricted Stock Unit Award Agreement, dated June 13, 2014, by and between CIFC Corp. and Stephen J. Vaccaro.

10.6	Restricted Stock Unit Award Agreement, dated June 13, 2014, by and between CIFC Corp. and Oliver Wriedt.

10.7	Restricted Stock Unit Award Agreement, dated June 13, 2014, by and between CIFC Corp. and Stephen J. Vaccaro.

10.8	Restricted Stock Unit Award Agreement, dated June 13, 2014, by and between CIFC Corp. and Oliver Wriedt.

10.9	Stock Option Award Certificate, dated June 13, 2014, by and between CIFC Corp. and Stephen J. Vaccaro.

10.10	Stock Option Award Certificate, dated June 13, 2014, by and between CIFC Corp. and Oliver Wriedt.

10.11	Stock Option Award Certificate, dated June 13, 2014, by and between CIFC Corp. and Oliver Wriedt.